united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinatti, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 3/31/24

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2024

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

The Covered Bridge Fund
Semi Annual Shareholder Letter
03/31/2024

Dear Fellow Shareholders,

The six-month period ended March 31, 2024, was a very strong period for the U.S. equity markets with the S&P 500 returning 23.48%. The Covered Bridge Fund performed as expected in this period and was up 13.16%. The Fund will generally underperform a long only equity strategy in strong markets due to selling away half of the upside on each security to produce income that is then returned to shareholders. During this period, the Fund did outperform the CBOE S&P 500 Buy/Write Index (BXM), which was up 10.45%. This period saw a continuation of a narrow market with growth and technology stocks outperforming, but we did start to see broader participation from other sectors and a return to positive performance from dividend paying securities.

The best performing areas in the Fund for the six-month period ended March 31, 2024, were the Information Technology, Communication Services and Financial sectors. On the surface, this is not surprising, considering the same three sectors were the best performing areas for the S&P500. However, the interesting part is the underlying participation and widening of market breadth. For example, Qualcomm Inc was the best performing security in the portfolio, outperforming 5 of the Magnificent 7 stocks. Only Meta Platforms Inc and NVIDIA Corporation had better return (not held by the Fund). Juniper Networks Inc had a very strong price appreciation as Hewlett Packard Enterprises Co announced a full acquisition and the Fund was able to capture nearly the entire takeover premium.

On the Communication Services front, AT&T Inc and Verizon Communications Inc led the sector’s performance in the Fund. In addition to these companies maintaining attractive dividend yields, we believe they will provide income and stability to the portfolio going forward.

The Financial sector had a strong showing for the period as investors believe interest rates likely peaked for this cycle. In addition, regional banks such as U.S.

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

Bancorp and Truist Financial Corporation proved they are much healthier than the banks that ran into liquidity issues in early 2023. We believe there is more upside to these companies as we navigate through this current economic climate.

Pfizer Inc. and Bristol-Myers Squibb Co are among the lagging stocks in the Fund for the previous period. In addition, as covered in the prospectus, the Fund will hold a protective put on occasion in an effort to reduce volatility. With the market’s stronger than anticipated return, the put position was negative for the six-month period ended March 31, 2024.

Much like our expectations at the end of our last fiscal year, we remain very encouraged by the opportunity that lies ahead. As inflation continues to come down and the economy slows, we feel that the peak in interest rates is in sight. We believe that once interest rates level off and start to decline we will see investors start to shift away from a very narrow, growth-oriented environment and return to high quality dividend paying securities. The Fund should continue to benefit from higher rates and the increase in volatility. These factors may allow the Fund to generate greater income from option premiums going forward. In fact, the Fund continues to receive more premium income than it has in the past. The Fund will stick to its discipline of buying what we believe to be good large capitalization companies that pay above average dividends and overwriting approximately half of each position.

The Covered Bridge Fund is now over 10 years old and over the past 10 years the Fund has consistently delivered above average income in a period where dividend paying securities have lagged the S&P 500. We look forward to an eventual reversal of this phenomenon and continue to believe that the Fund will see an environment in the near future with continued above average income and better total returns.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &
Michael Dashner, CFA

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

Performance
as of 3/31/24

	3-MONTH	YTD	1-YEAR	3-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION 10/1/13
TCBIX	4.57%	4.57%	9.74%	5.66%	7.44%	6.50%	7.04%
TCBAX	4.46%	4.46%	9.37%	5.39%	7.15%	6.23%	6.76%
TCBAX With Load	-1.02%	-1.02%	3.63%	3.50%	6.00%	5.66%	6.22%
BXM	6.02%	6.02%	11.89%	6.18%	5.93%	5.94%	6.52%
Russell 1000	8.99%	8.99%	20.27%	8.11%	10.32%	9.01%	9.79%
S&P 500 Index	10.56%	10.56%	29.88%	11.49%	15.05%	12.96%	13.49%

Maximum Sales Charge of 5.25%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 855-525-2161.

There is no assurance that the fund will achieve its investment objectives. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2025, the Fund’s gross total annual operating expenses would be 1.73% for Class A and 1.48% for Class I. The net annual fund operating expenses are

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

1.69% and 1.44% of the Fund’s average daily net assets for its Class A and Class I shares, subject to possible recoupment from the Fund in future years. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. Maximum Sales Charge of 5.25%.

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The data shown is for information purposes only and meant to represent how the fund may be allocated to different types of portfolios.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. There is no assurance that the Fund will achieve its investment objectives.

Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing.

Important Definitions: The Russell 1000 Index: a subset of the Russell 3000 Index, represents the 1000 top companies by market capitalization in the United States. The BXM: tracks the performance of a hypothetical covered call strategy on the S&P 500 Index. The S&P 500 Index: is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The referenced indices are shown for general market comparisons and are not meant to represent the Fund.

The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

9023-NLD-05/14/2024

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

The Covered Bridge Fund
Portfolio Review (Unaudited)
March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

		Annualized
	Six Months	One Year	Five Years	Ten Years	Since Inception *
The Covered Bridge Fund:
Class A without Load	12.90%	9.37%	7.15%	6.23%	6.76%
Class A with load	7.03%	3.63%	6.00%	5.66%	6.22%
Class I	13.16%	9.74%	7.44%	6.50%	7.04%
S&P 500 Total Return Index **	23.48%	29.88%	15.05%	12.96%	13.49%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 1, 2025, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses per its prospectus dated February 1, 2024, including underlying funds, are 1.77% for Class A and 1.52% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
March 31, 2024

Portfolio Composition as of March 31, 2024

Breakdown by Sector
	Percent of Net Assets	Breakdown by Country
			Percent of
Common Stocks	91.6%		Net Assets
Technology	15.6%	Common Stocks	91.6%
Consumer Staples	13.8%	United States	86.6%
Health Care	12.2%	Canada	2.5%
Financials	10.0%	Ireland	2.5%
Energy	9.1%	Put Options Purchased	0.1%
Utilities	6.5%	Short-Term Investments	7.9%
Materials	6.3%	Call Options Written	(1.0)%
Communications	6.0%	Other Assets Less Liabilities	1.4%
Industrials	5.8%	Net Assets	100.0%
Consumer Discretionary	4.9%
Real Estate	1.4%
Put Options Purchased	0.1%
Short-Term Investments	7.9%
Call Options Written	(1.0)%
Other Assets Less Liabilities	1.4%
Net Assets	100.0%

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 91.6%
	AEROSPACE & DEFENSE - 1.4%
16,000	Raytheon Technologies Corporation	$1,560,480

	APPAREL & TEXTILE PRODUCTS - 1.9%
22,800	NIKE, Inc., Class B^	2,142,744

	ASSET MANAGEMENT - 2.2%
3,000	BlackRock, Inc.^	2,501,100

	BANKING - 6.7%
27,500	Bank of America Corporation^	1,042,800
70,000	Truist Financial Corporation^	2,728,600
70,000	US Bancorp^	3,129,000
15,000	Wells Fargo & Company^	869,400
		7,769,800
	BIOTECH & PHARMA - 9.7%
60,000	Bristol-Myers Squibb Company^	3,253,800
26,000	Gilead Sciences, Inc.^	1,904,500
20,000	Johnson & Johnson^	3,163,800
100,000	Pfizer, Inc.	2,775,000
		11,097,100
	CHEMICALS - 5.1%
5,600	Avery Dennison Corporation^	1,250,200
10,000	CF Industries Holdings, Inc.^	832,100
60,000	Chemours Company (The)^	1,575,600
40,000	Nutrien Ltd.	2,172,400
		5,830,300
	DIVERSIFIED INDUSTRIALS - 2.1%
12,000	Honeywell International, Inc.^	2,463,000

	ELECTRIC UTILITIES - 6.5%
40,000	CenterPoint Energy, Inc.^	1,139,600
30,000	Dominion Energy, Inc.	1,475,700
25,000	Duke Energy Corporation^	2,417,750

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	ELECTRIC UTILITIES - 6.5% (Continued)
33,000	SEMPRA^	$2,370,390
		7,403,440
	FOOD - 4.9%
35,000	General Mills, Inc.^	2,448,950
37,500	Hormel Foods Corporation	1,308,375
50,000	Kraft Heinz Company (The)^	1,845,000
		5,602,325
	HOME & OFFICE PRODUCTS - 0.4%
50,000	Newell Brands, Inc.	401,500

	INSTITUTIONAL FINANCIAL SERVICES - 0.6%
7,000	Morgan Stanley^	659,120

	INSURANCE - 0.5%
5,000	Prudential Financial, Inc.^	587,000

	LEISURE FACILITIES & SERVICES - 1.9%
24,000	Starbucks Corporation^	2,193,360

	LEISURE PRODUCTS - 0.7%
15,000	Hasbro, Inc.	847,800

	MEDICAL EQUIPMENT & DEVICES - 2.5%
33,000	Medtronic PLC	2,875,950

	METALS & MINING - 1.2%
40,000	Barrick Gold Corporation	665,600
20,000	Newmont Corporation	716,800
		1,382,400
	OIL & GAS PRODUCERS - 9.1%
30,000	Chesapeake Energy Corporation^	2,664,900
21,000	Chevron Corporation^	3,312,540
10,000	EOG Resources, Inc.^	1,278,400

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	OIL & GAS PRODUCERS - 9.1% (Continued)
27,000	Exxon Mobil Corporation^	$3,138,480
		10,394,320
	RETAIL - CONSUMER STAPLES - 3.8%
10,000	Target Corporation^	1,772,100
100,000	Walgreens Boots Alliance, Inc. ^	2,169,000
7,500	Walmart, Inc. ^	451,275
		4,392,375
	SEMICONDUCTORS - 7.2%
70,000	Intel Corporation	3,091,900
20,000	QUALCOMM, Inc.^	3,386,000
10,000	Texas Instruments, Inc.^	1,742,100
		8,220,000
	SOFTWARE - 2.7%
25,000	Oracle Corporation^	3,140,250

	TECHNOLOGY HARDWARE - 5.7%
60,000	Cisco Systems, Inc.^	2,994,600
85,000	Corning, Inc.^	2,801,600
20,000	Juniper Networks, Inc.	741,200
		6,537,400
	TECHNOLOGY SERVICES - 0.0%(a)
100	International Business Machines Corporation	19,096

	TELECOMMUNICATIONS - 6.0%
200,000	AT&T, Inc.	3,520,000
81,100	Verizon Communications, Inc. ^	3,402,956
		6,922,956
	TIMBER REIT - 1.4%
45,000	Weyerhaeuser Company^	1,615,950

	TOBACCO & CANNABIS - 1.9%
50,000	Altria Group, Inc.^	2,181,000

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	TRANSPORTATION & LOGISTICS - 2.3%
18,000	United Parcel Service, Inc., Class B^	$2,675,340

	WHOLESALE - CONSUMER STAPLES - 3.2%
20,000	Bunge Global S.A.^	2,050,400
20,000	Sysco Corporation^	1,623,600
		3,674,000

	TOTAL COMMON STOCKS (Cost $116,511,249)	105,090,106

	SHORT-TERM INVESTMENTS — 7.9%
	MONEY MARKET FUND - 7.9%
9,058,172	First American Treasury Obligations Fund, Class X, 5.22% (Cost $9,058,172)(b)	9,058,172

Contracts(c)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED* - 0.1%
	PUT OPTIONS PURCHASED - 0.1%

200	SPDR S&P 500 ETF Trust	06/21/2024	$440	$10,461,400	$20,000
400	SPDR S&P 500 ETF Trust	06/21/2024	450	20,922,800	47,600
400	SPDR S&P 500 ETF Trust	06/21/2024	480	20,922,800	96,800
	TOTAL PUT OPTIONS PURCHASED (Cost - $751,894)				164,400

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $751,894)				164,400

	TOTAL INVESTMENTS - 99.6% (Cost $126,321,315)				$114,312,678
	CALL OPTIONS WRITTEN - (1.0)% (Premiums received - $877,596)				(1,163,795)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.4%				1,574,432
	NET ASSETS - 100.0%				$114,723,315

	WRITTEN EQUITY OPTIONS* - (1.0)%
	CALL OPTIONS WRITTEN- (1.0)%
250	Altria Group, Inc.	05/17/2024	$45	$1,090,500	$14,500
25	Avery Dennison Corporation	04/19/2024	220	558,125	19,000
135	Bank of America Corporation	04/19/2024	36	511,920	31,050
15	BlackRock, Inc.	04/19/2024	820	1,250,550	41,250
100	Bristol-Myers Squibb Company	04/19/2024	53	542,300	19,700

See accompanying notes to financial statements.

THE COVERED BRIDGE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2024

Contracts(c) (continued)		Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS* - (1.0)%
	CALL OPTIONS WRITTEN- (1.0)% (Continued)
100	Bunge Global S.A.	04/19/2024	$98	$1,025,200	$62,100
200	CenterPoint Energy, Inc.	04/19/2024	28	569,800	15,000
50	CF Industries Holdings, Inc.	04/19/2024	85	416,050	6,750
200	Chemours Company (The)	04/19/2024	27	525,200	13,200
150	Chesapeake Energy Corporation	04/19/2024	85	1,332,450	66,000
50	Chevron Corporation	04/19/2024	155	788,700	22,350
200	Cisco Systems, Inc.	04/19/2024	50	998,200	10,400
425	Corning, Inc.	04/19/2024	32	1,400,800	51,850
50	Duke Energy Corporation	04/19/2024	95	483,550	13,000
50	EOG Resources, Inc.	04/19/2024	124	639,200	26,400
135	Exxon Mobil Corporation	04/19/2024	110	1,569,240	93,555
175	General Mills, Inc.	04/19/2024	68	1,224,475	51,975
130	Gilead Sciences, Inc.	04/19/2024	75	952,250	8,710
60	Honeywell International, Inc.	04/19/2024	198	1,231,500	50,400
50	Johnson & Johnson	04/19/2024	160	790,950	9,250
121	Kraft Heinz Company (The)	04/19/2024	35	446,490	25,289
35	Morgan Stanley	04/19/2024	88	329,560	23,660
108	NIKE, Inc.	04/19/2024	100	1,014,984	2,484
50	Oracle Corporation	04/19/2024	125	628,050	13,050
50	Oracle Corporation	04/19/2024	129	628,050	5,050
50	Prudential Financial, Inc.	04/19/2024	110	587,000	40,850
25	QUALCOMM, Inc.	04/19/2024	168	423,250	13,750
75	QUALCOMM, Inc.	04/19/2024	170	1,269,750	30,375
80	RTX Corporation	04/19/2024	94	780,240	34,400
50	Sempra	04/19/2024	70	359,150	12,250
60	Starbucks Corporation	05/17/2024	90	548,340	26,940
100	Sysco Corporation	04/19/2024	80	811,800	16,500
50	Target Corporation	04/19/2024	165	886,050	64,800
50	Texas Instruments, Inc.	04/19/2024	170	871,050	32,750
100	Truist Financial Corporation	04/19/2024	35	389,800	42,000
60	United Parcel Service, Inc.	05/17/2024	160	891,780	11,100
100	US Bancorp	04/19/2024	43	447,000	28,700
201	Verizon Communications, Inc.	04/19/2024	40	843,396	41,607
200	Walgreens Boots Alliance, Inc.	05/17/2024	23	433,800	17,200
75	Walmart, Inc.	04/19/2024	60	451,275	7,125
75	Wells Fargo & Company	04/19/2024	58	434,700	14,100
150	Weyerhaeuser Company	04/19/2024	34	538,650	33,375
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $877,596)				1,163,795

	TOTAL EQUITY OPTIONS WRITTEN (Premiums Received - $877,596)				$1,163,795

ETF	- Exchange- Traded Fund

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S.A.	- Societe Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

*	Non-income producing security.

^	Security is subject to written call options.

(a)	Percentage rounds to less than 0.1%.

(b)	Rate disclosed is the seven-day effective yield as of March 31, 2024.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2024

Assets:
Investments in Securities at Value (cost $126,321,315)	$114,312,678
Cash	28,360
Deposits with Broker for Options Written	1,498,881
Dividend and Interest Receivable	191,117
Prepaid Expenses and Other Assets	34,381
Receivable for Fund Shares Sold	9,008
Total Assets	116,074,425

Liabilities:
Options Written, at value (premiums received $877,596)	1,163,795
Investment Advisory Fees Payable	88,581
Payable to Related Parties	55,814
Payable for Fund Shares Redeemed	14,452
Distribution (12b-1) Fees Payable	2,588
Accrued Expenses and Other Liabilities	25,880
Total Liabilities	1,351,110

Net Assets	$114,723,315

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; (1,325,777 shares of beneficial interest outstanding)	$12,291,655
Net Asset Value and Redemption Price Per Share (a) ($12,291,655/1,325,777 shares of beneficial interest outstanding)	$9.27
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)	$9.78

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; (11,124,123 shares of beneficial interest outstanding)	$102,431,660
Net Asset Value, Offering and Redemption Price Per Share (a) ($102,431,660/11,124,123 shares of beneficial interest outstanding)	$9.21

Composition of Net Assets:
Paid-in-Capital	$124,816,886
Accumulated Losses	(10,093,571)
Net Assets	$114,723,315

(a)	The Fund charges a fee of 1% on redemptions of shares held for less than 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2024

Investment Income:
Dividend Income (Less $7,920 Foreign Taxes)	$1,931,118
Interest Income	187,747
Total Investment Income	2,118,865

Expenses:
Investment Advisory Fees	580,597
Administration Fees	85,000
Interest Expense	49,782
Third Party Administrative Servicing Fees	40,000
Transfer Agent Fees	37,500
Fund Accounting Fees	26,250
Registration & Filing Fees	25,000
Distribution (12b-1) Fees - Class A	16,438
Chief Compliance Officer Fees	12,599
Legal Fees	10,501
Audit Fees	9,499
Custody Fees	8,400
Trustees’ Fees	7,799
Printing Expense	7,499
Insurance Expense	1,700
Miscellaneous Expenses	2,500
Total Expenses	921,064
Less: Fee Waived by Adviser	(42,185)
Net Expenses	878,879
Net Investment Income	1,239,986

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments and Options Purchased	2,145,510
Options Written	2,745,207
Total Net Realized Gain	4,890,717

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	8,454,921
Options Written	(396,456)
Foreign Currency Translations	4
Total Net Change in Unrealized Appreciation	8,058,469

Net Realized and Unrealized Gain on Investments	12,949,186

Net Increase in Net Assets Resulting From Operations	$14,189,172

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2024	September 30, 2023
	(Unaudited)
Operations:
Net Investment Income	$1,239,986	$2,399,414
Net Realized Gain	4,890,717	7,827,210
Net Change in Unrealized Appreciation	8,058,469	1,388,600
Net Increase in Net Assets Resulting From Operations	14,189,172	11,615,224

Distributions to Shareholders From:
Distributable Earnings
Class A ($0.39 and $0.77, respectively)	(548,337)	(1,464,397)
Class I ($0.40 and $0.79, respectively)	(4,550,335)	(9,219,820)
Net Decrease in Net Assets From Distributions to Shareholders	(5,098,672)	(10,684,217)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (5,178 and 467,561 shares, respectively)	46,604	4,316,976
Distributions Reinvested (60,246 and 160,119 shares, respectively)	538,251	1,440,691
Redemption Fee Proceeds	505	768
Cost of Shares Redeemed (476,057 and 640,619 shares, respectively)	(4,192,919)	(5,782,715)
Total Class A	(3,607,559)	(24,280)

Class I
Proceeds from Shares Issued (566,393 and 2,236,849 shares, respectively)	4,992,174	20,540,795
Distributions Reinvested (415,155 and 831,602 shares, respectively)	3,689,272	7,415,124
Redemption Fee Proceeds	4,047	4,676
Cost of Shares Redeemed (2,056,146 and 1,746,997 shares, respectively)	(18,156,117)	(15,950,206)
Total Class I	(9,470,624)	12,010,389

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,078,183)	11,986,109

Total Increase (Decrease) in Net Assets	(3,987,683)	12,917,116

Net Assets:
Beginning of Period	118,710,998	105,793,882
End of Period	$114,723,315	$118,710,998

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six		For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2024		September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
	(Unaudited)
Net Asset Value, Beginning of Period	$8.57		$8.42	$9.82	$7.71	$9.48	$10.60
Increase (Decrease) From Operations:
Net investment income (1)	0.08		0.16	0.12	0.12	0.13	0.16
Net realized and unrealized gain (loss) on Investments	1.01		0.76	(0.80)	2.64	(1.40)	0.03
Total from operations	1.09		0.92	(0.68)	2.76	(1.27)	0.19

Less Distributions:
From net investment income	(0.08)		(0.15)	(0.12)	(0.11)	(0.09)	(0.16)
From net realized gain	(0.31)		(0.62)	(0.60)	(0.54)	(0.30)	(1.15)
From return of capital	—		—	—	—	(0.11)	—
Total Distributions	(0.39)		(0.77)	(0.72)	(0.65)	(0.50)	(1.31)

Paid in capital from redemption fees (1), (3)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$9.27		$8.57	$8.42	$9.82	$7.71	$9.48

Total Return (2)	12.90	% (6)	10.74%	(7.61)%	35.96%	(13.71)%	2.58%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,292		$14,874	$14,730	$16,009	$11,313	$14,822
Ratio of expenses to average net assets:
before reimbursement (4)	1.81	% (5)	1.76%	1.67%	1.73%	1.79%	1.79%
net of reimbursement	1.73	% (5)	1.71%	1.67%	1.69%	1.70%	1.75%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.73	% (5)	1.70%	1.65%	1.69%	1.74%	1.69%
net of reimbursement	1.65	% (5)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.92	% (5)	1.74%	1.18%	1.20%	1.49%	1.72%
Portfolio turnover rate	55	% (6)	154%	147%	232%	204%	159%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six		For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2024		September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
	(Unaudited)
Net Asset Value, Beginning of Period	$8.51		$8.37	$9.77	$7.68	$9.44	$10.56
Increase (Decrease) From Operations:
Net investment income (1)	0.10		0.18	0.14	0.14	0.15	0.19
Net realized and unrealized gain (loss) on Investments	1.00		0.75	(0.80)	2.63	(1.38)	0.02
Total from operations	1.10		0.93	(0.66)	2.77	(1.23)	0.21

Less Distributions:
From net investment income	(0.09)		(0.17)	(0.14)	(0.14)	(0.12)	(0.18)
From net realized gain	(0.31)		(0.62)	(0.60)	(0.54)	(0.30)	(1.15)
From return of capital	—		—	—	—	(0.11)	—
Total Distributions	(0.40)		(0.79)	(0.74)	(0.68)	(0.53)	(1.33)

Paid in capital from redemption fees (1), (3)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$9.21		$8.51	$8.37	$9.77	$7.68	$9.44

Total Return (2)	13.16	%(6)	10.96%	(7.40)%	36.23%	(13.42)%	2.86%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$102,432		$103,837	$91,064	$89,352	$70,696	$73,296
Ratio of expenses to average net assets:
before reimbursement (4)	1.56	%(5)	1.51%	1.42%	1.48%	1.54%	1.54%
net of reimbursement	1.48	%(5)	1.46%	1.42%	1.44%	1.45%	1.50%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.48	%(5)	1.45%	1.40%	1.44%	1.49%	1.44%
net of reimbursement	1.40	%(5)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	2.16	%(5)	1.99%	1.43%	1.46%	1.74%	1.97%
Portfolio turnover rate	55	%(6)	154%	147%	232%	204%	159%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2024

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1.00% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price, or, in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2024 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$105,090,106	$—	$—	$105,090,106
Short-Term Investments	9,058,172	—	—	9,058,172
Put Options Purchased	164,400	—	—	164,400
Total	$114,312,678	$—	$—	$114,312,678
Liabilities
Call Options Written	(1,163,795)	—	—	(1,163,795)
Total	$(1,163,795)	$—	$—	$(1,163,795)

The Fund did not hold any Level 3 securities during the six months ended March 31, 2024.

*	Please refer to the Schedule of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

Foreign Currency Translations – The books and records of the Fund are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2024 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investments		Location on the Statement of Assets and
Type	Risk	Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$164,400
Options Written	Equity	Options Written, at value	(1,163,795)

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations for the six months ended March 31, 2024:

Derivative
Investments Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Gain on Investments and Options Purchased	$(421,785)
Options Written	Equity	Net Realized Gain on Options Written	2,745,207
Options Purchased	Equity	Net Change in Unrealized Depreciation on Investments and Options Purchased	(1,160,291)
Options Written	Equity	Net Change in Unrealized Depreciation on Options Written	(396,456)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2020 – September 30, 2023, or expected to be taken in the Fund’s September 30, 2024 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CASH – CONCENTRATION IN UNINSURED ACCOUNT

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. As of March 31, 2024, the Fund held $28,360 in cash at U.S. Bank, N.A. and $1,498,881 in cash at Interactive Brokers.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”) . Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets. For the six months ended March 31, 2024, the Adviser earned management fees of $580,597.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual and indemnification of Fund service providers (other than the Adviser))) at least until February 1, 2025, so that the total annual operating expenses of the Fund do not exceed 1.65% and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within three years of when the amounts were waived. During the six months ended March 31, 2024, the Adviser waived $42,185 in fees pursuant to its contractual agreement.

As of March 31, 2024, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2024	2025	2026	Total
$42,633	$—	$53,193	$95,826

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the six months ended March 31, 2024, pursuant to the Plan, the Fund paid $16,438. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended March 31, 2024, the Distributor did not receive any underwriting commissions for sales of the Funds’ class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2024, amounted to $59,120,760 and $71,909,390, respectively.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The Fund received redemption fees of $4,552 and $5,444, for the six months ended March 31, 2024, and the year ended September 30, 2023, respectively.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2024, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$125,949,451	$2,116,437	$(14,917,005)	$(12,800,568)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$10,684,217	$8,554,238
	$10,684,217	$8,554,238

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,423,040	$—	$—	$—	$(828)	$(20,606,283)	$(19,184,071)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

During the fiscal year ended September 30, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to tax adjustments for use of tax equalization credits and adjustments for prior year tax returns, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2023, as follows:

Paid
In	Accumulated
Capital	Deficit
$353,857	$(353,857)

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2024, Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 55% and 26%, respectively, of the voting securities of the Fund. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2024

10.	REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2024

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning October 1, 2023 through March 31, 2024.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(10/1/23)	(3/31/24)	(10/1/23 to 3/31/24)*
Actual
Class A	$1,000.00	$1,129.00	$9.21
Class I	$1,000.00	$1,131.60	$7.89
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.35	$8.72
Class I	$1,000.00	$1,017.60	$7.47

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.73% and 1.48% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended March 31, 2024, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2024

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 23-24, 2023, the Board, comprised entirely of Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board recognized that the Adviser was founded in 1997 and had approximately $1.9 billion in assets under management. The Board reviewed the background of the Adviser’s key investment personnel, taking into consideration their education and financial industry experience. The Board discussed that the Adviser provided investment management services to private wealth and institutional clients. The Board examined the Adviser’s investment process, noting that it selected large cap equity securities using several screens based on fundamental data that focused on above average dividends, dividend payout ratios, cash flow, ratio analysis and qualitative factors. The Board noted that Covered Bridge holds approximately 40-60 securities, writes options on approximately half of the portfolio, purchases index options to protect against broad market sell offs, and tries to build a portfolio with a dividend yield that is twice the yield of the S&P 500. The Board commented that the Adviser conducted economic forecasting and macro analysis to target sectors and industries it believed were best positioned to strengthen throughout the period. The Board acknowledged that the Adviser wrote covered call options over a portion of Covered Bridge’s holdings to help mitigate downside risk. The Board noted that the Adviser had an experienced team of research analysts and option strategists executing the investment process and supporting Covered Bridge. The Board observed that the Adviser monitored compliance with Covered Bridge’s investment limitations with pre-trade checks performed by the Adviser’s chief compliance officer. The Board acknowledged that the Adviser selected and approved broker-dealers based on best execution. The Board concluded that it could expect the Adviser to continue providing satisfactory service to Covered Bridge and its shareholders.

Performance. The Board remarked that Covered Bridge had earned a 3-star Morningstar rating and underperformed its Morningstar category, peer group, and benchmark over the 1-year, 5-year, and since inception periods. The Board noted that Covered Bridge outperformed its Morningstar category and peer group over the 3-year period and slightly underperformed its benchmark over the same period. The Board acknowledged that the Adviser attributed Covered Bridge’s underperformance to its relatively small exposure to technology stocks, which had

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2024

experienced tremendous growth, and overweight to dividend stocks which had underperformed. The Board agreed that performance was acceptable.

Fees and Expenses. The Board recognized that the Adviser’s advisory fee was below the peer group average but higher than the peer group median and Morningstar category median and average. The Board further observed that Covered Bridge’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category, but below the category high. The Board recalled that the Adviser believed its advisory fee was appropriate due in part to the complexity of the covered call options in Covered Bridge’s strategy and the additional resources required to utilize individual equity options on each position compared to many of its peers that used index products for their option writing strategy. Given these considerations, the Board concluded that the Adviser’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that the Adviser had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints. The Board noted the Adviser’s willingness to consider breakpoints as Covered Bridge reached a specified level of assets. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis and acknowledged that the Adviser had earned a reasonable profit in connection with its management of Covered Bridge. The Board considered factors cited by the Adviser to support the level of profits, including, without limitation, additional compliance costs and resources required for compliance with the Derivatives Rule and a dedicated risk management program that uses VaR, stress testing and back testing on a weekly basis. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Covered Bridge.

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

COVERB-SAR24

(b) Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 6/5/24

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer/Treasurer

Date 6/5/24